UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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UNITED SECURITY BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TO OUR SHAREHOLDERS:

We will hold the 2013 Annual Meeting of Shareholders of United Security Bancshares, Inc. (“Bancshares”) at 2:00 p.m., Central Daylight Time, on Thursday, May 16, 2013, at Alabama Southern Community College, 30755 Highway 43 South, Thomasville, Alabama 36784.

We have enclosed a notice of the meeting, a proxy statement, a proxy card and the Annual Report to Shareholders for 2012 and hope that you will study the enclosed materials carefully and attend the meeting in person.

Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it as promptly as possible. You may return the proxy card by mail in the accompanying envelope, or you may vote your shares via the Internet or by telephone. Please review the instructions on each of these options in the proxy statement and on your proxy card. You may revoke your proxy by voting in person at the meeting, by signing and delivering a later-dated proxy card, by giving written notice of revocation to the Secretary of Bancshares or by a later vote via the Internet or by telephone at any time before the proxy is voted.

Sincerely,

Hardie B. Kimbrough

Chairperson of the Board

James F. House

President and Chief Executive Officer

April 3, 2013

UNITED SECURITY BANCSHARES, INC.

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(334) 636-5424

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on

May 16, 2013

TO THE SHAREHOLDERS OF UNITED SECURITY BANCSHARES, INC.:

United Security Bancshares, Inc. (“Bancshares”) will hold its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) at Alabama Southern Community College, 30755 Highway 43 South, Thomasville, Alabama 36784, on Thursday, May 16, 2013, at 2:00 p.m., Central Daylight Time, for the following purposes:

(1)	to elect eleven (11) directors of Bancshares to serve for the ensuing year;

(2)	to approve the United Security Bancshares, Inc. 2013 Incentive Plan;

(3)	to ratify the appointment of Carr, Riggs & Ingram, LLC as independent registered public accountants for the year ending December 31, 2013;

(4)	to approve, on an advisory basis, Bancshares’ executive compensation; and

(5)	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

The Board of Directors has fixed the close of business on March 19, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

A complete list of the shareholders of Bancshares will be available and open for examination by any shareholder of Bancshares during ordinary business hours beginning two business days after the mailing of this notice of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. Information on how to obtain directions to be able to attend the Annual Meeting and vote in person can be found at the following website: http://www.cfpproxy.com/4328. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and date the enclosed proxy card and send it promptly by mail in the envelope provided for this purpose, or vote your shares via the Internet or by telephone using the instructions provided in the proxy statement and on your proxy card. The proxy may be revoked by voting in person at the Annual Meeting, by signing and delivering a later-dated proxy card, by giving written notice of revocation to the Secretary of Bancshares or by a later vote via the Internet or by telephone at any time prior to the voting thereof.

By Order of the Board of Directors,

Beverly J. Dozier

Secretary

Thomasville, Alabama

April 3, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2013: BANCSHARES’ PROXY STATEMENT AND 2012 ANNUAL REPORT ARE AVAILABLE AT http://www.cfpproxy.com/4328.

PROXY STATEMENT

i

ii

UNITED SECURITY BANCSHARES, INC.

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(334) 636-5424

PROXY STATEMENT

FOR THE

2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2013

INTRODUCTION

This Proxy Statement is furnished on or about April 3, 2013 by United Security Bancshares, Inc. (“Bancshares”) to the holders of common stock of Bancshares in connection with the 2013 Annual Meeting of Shareholders, and any adjournments or postponements thereof, to be held on Thursday, May 16, 2013, at 2:00 p.m., Central Daylight Time, at Alabama Southern Community College, 30755 Highway 43 South, Thomasville, Alabama 36784 (the “Annual Meeting”). The matters to be considered and acted upon are:

(1)	the election of eleven (11) directors of Bancshares;

(2)	the approval of the United Security Bancshares, Inc. 2013 Incentive Plan;

(3)	the ratification of the appointment of Carr, Riggs & Ingram, LLC as independent registered public accountants for the year ending December 31, 2013;

(4)	the advisory approval of Bancshares’ executive compensation; and

(5)	the transaction of such other business as may properly come before the Annual Meeting.

The Board of Directors of Bancshares is soliciting the proxy, which is revocable at any time before it is voted. You may revoke the proxy by voting in person at the Annual Meeting, by signing and delivering a later-dated proxy card, by giving written notice of revocation to the Secretary of Bancshares or by a later vote via the Internet or by telephone. We must, however, actually receive the written notice, later-dated proxy card or later Internet or telephone vote before the vote of the shareholders. We will vote all properly executed proxies delivered pursuant to this solicitation at the Annual Meeting and in accordance with instructions given, if any. If no instructions are given, we will vote the proxies as recommended by the Board – FOR Proposals 1, 2, 3 and 4 – and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

To vote by proxy, you must do one of the following:

•

Vote via the Internet. You can vote your shares via the Internet anytime prior to 2:00 a.m., Central Daylight Time, on May 16, 2013 by following the instructions on your proxy card. The website address for Internet voting is indicated on your proxy card. Internet voting is available 24 hours a day.

•

Vote by Telephone. You can vote your shares by telephone by calling the toll-free number listed on your proxy card on a touch-tone telephone anytime prior to 2:00 a.m., Central Daylight Time, on May 16, 2013. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. Telephone voting is available 24 hours a day.

•

Vote by Mail. If you choose to vote by mail, please complete, sign, date and return your proxy card in the accompanying envelope. Please promptly mail your proxy card to ensure that it is received prior to the Annual Meeting.

NOTE: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. You must follow the instructions for voting your shares that you receive from your broker, bank or other nominee. Please refer to the section below entitled “Voting Shares Held in ‘Street Name’” for more information about how to vote your shares.

Bancshares will pay the cost of soliciting proxies. In addition to soliciting proxies by mail, we may solicit proxies by personal interview, telephone, facsimile and electronic communication. Banks, brokers or other nominees will forward the proxy materials to their principals or beneficial owners and obtain authorization for the execution of proxies. Bancshares will, upon request, reimburse banks, brokers and other nominees for their reasonable expenses in forwarding proxy materials to their principals or beneficial owners.

Shareholders Eligible to Vote

We are sending this Proxy Statement to shareholders of record as of the close of business on March 19, 2013. Only shareholders as of this date are eligible to vote at the Annual Meeting. At the close of business on March 19, 2013, there were 6,041,792 shares of common stock of Bancshares, par value $0.01 per share, outstanding. Each shareholder is entitled to one vote in person or by proxy for each share of common stock held on all matters properly to come before the Annual Meeting.

Information About a Quorum

At the Annual Meeting, the presence of a majority of the outstanding shares of Bancshares’ common stock entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. If a quorum is not present, or if the Chairperson of the Annual Meeting decides that more time is necessary for the solicitation of proxies, the Chairperson may adjourn the Annual Meeting, with or without shareholder vote. Alternatively, if there is a shareholder vote to adjourn the Annual Meeting based on the absence of a quorum, the named proxies will vote all shares of common stock for which they have voting authority in favor of the adjournment.

Vote Required to Approve Proposals

Assuming the presence of a quorum, the directors of Bancshares will be elected by a plurality of the shares cast at the Annual Meeting – in other words, the director nominees receiving the most votes will be elected (Proposal 1). The approval of the United Security Bancshares, Inc. 2013 Incentive Plan (Proposal 2) and the ratification of the appointment of Carr, Riggs & Ingram, LLC as independent registered public accountants for the year ending December 31, 2013 (Proposal 3) will require the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. Proposal 4 calls for the advisory approval of Bancshares’ executive compensation and will require for adoption the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote on the matter.

Following the Annual Meeting, we will file a Current Report on Form 8-K with the Securities and Exchange Commission to disclose the results of voting on each proposal, as required by applicable rules.

Abstentions

A shareholder may abstain or withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting on any proposal brought before the Annual Meeting. Since the election of directors (Proposal 1) is determined by the votes cast at the Annual Meeting, abstentions will not affect the outcome of this matter. An abstention as to the approval of the United Security Bancshares, Inc. 2013 Incentive Plan (Proposal 2), the ratification of the appointment of Carr, Riggs & Ingram, LLC as independent registered public accountants for the year ending December 31, 2013 (Proposal 3) and the advisory approval of Bancshares’ executive compensation (Proposal 4) will have the same effect as voting against these proposals, given that the outcome of each proposal is determined by the shares represented at the Annual Meeting and entitled to vote on the matter.

Voting Shares Held in “Street Name”

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote, and you are also invited to attend the Annual Meeting. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares. If you hold your shares in “street name,” it is critical that you return the voting instruction card if you want your votes to count in the election of directors (Proposal 1) and with respect to the approval of the United Security Bancshares, Inc. 2013 Incentive Plan (Proposal 2) and the advisory approval of Bancshares’ executive compensation (Proposal 4). If you hold your shares in “street name” and want to vote in person at the Annual Meeting, you must obtain a proxy card from your broker, bank or other nominee and bring that proxy card to the Annual Meeting.

In the past, if you held your shares in “street name,” and you did not indicate how you wanted your shares to be voted in the election of directors, your broker, bank or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Certain regulatory changes have taken away the ability of your broker, bank or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Similarly, if you do not direct your broker, bank or other nominee as to how to vote with respect to the approval of the United Security Bancshares, Inc. 2013 Incentive Plan (Proposal 2) and the advisory approval of Bancshares’ executive compensation (Proposal 4), your broker, bank or other nominee may not vote on these matters. Therefore, if you hold your shares in “street name” and do not instruct your bank, broker or other nominee on how to vote in the election of directors or with respect to the incentive plan matter and the executive compensation matter, your shares will not be voted for any director nominee, the incentive plan matter, the executive compensation matter or on any other proposal with respect to which your broker, bank or other nominee does not have discretionary authority (resulting in a “broker non-vote”).

Broker non-votes are counted for general quorum purposes but are not deemed to be present with respect to any matter for which a broker does not have discretionary authority to vote. Broker non-votes will not be counted for purposes of the election of directors (Proposal 1) but will have no effect on the outcome of the election of directors based on the plurality voting standard. Broker non-votes will not be taken into account in determining the outcome of the approval of the United Security Bancshares, Inc. 2013 Incentive Plan (Proposal 2) or the advisory approval of Bancshares’ executive compensation (Proposal 4). Your bank, broker or other nominee will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of Carr, Riggs & Ingram, LLC as independent registered public accountants for the year ended December 31, 2013 (Proposal 3); there should be no broker non-votes with respect to this item.

PROPOSAL 1

ELECTION OF DIRECTORS

Bancshares’ Bylaws provide that the Board of Directors shall consist of not less than three (3) and not more than twenty-five (25) directors, and, if a number is not fixed by the Board of Directors, the Bylaws state that there shall be sixteen (16) directors. On February 28, 2013, the Board of Directors approved an increase in the size of the Board of Directors from eleven (11) to twelve (12) persons and elected A. J. Strickland, III to fill the vacancy created by the increase in the size of the Board of Directors. However, Hardie B. Kimbrough, who currently serves as a member of the Board of Directors and as its Chairperson, has reached the retirement age for Board membership, as set forth in Bancshares’ Guidelines on Significant Governance Issues, and, as a result, although he will serve through the conclusion of the Annual Meeting, Mr. Kimbrough is not being nominated for re-election to the Board of Directors. Therefore, at a meeting on February 28, 2013, the Board of Directors approved a reduction in the size of the Board of Directors from twelve (12) to eleven (11) persons, effective as of the conclusion of the Annual Meeting. The Nominating, Executive and Corporate Governance Committee and the current Board of Directors believe that a Board of Directors of eleven (11) persons is practical and efficient at this point in time.

Based on the nominations of the Nominating, Executive and Corporate Governance Committee, the Board of Directors recommends that the shareholders elect the eleven (11) director-nominees named below to hold office until the 2014 Annual Meeting of Shareholders of Bancshares or until their successors are elected and qualified. All of the nominees currently serve as directors. Unless “Withhold” or “For All Except” is noted as to all or some of the nominees, proxies will be voted at the Annual Meeting FOR the election of the eleven (11) nominees to the Board of Directors. Shareholders may not vote for a greater number of persons than the number of nominees named. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ELEVEN (11) NOMINEES.

While we know of no reason why any nominee would be unable to serve as a director, if, before the voting at the Annual Meeting, any person nominated to be elected as a director is unable to serve, the shares that would otherwise be voted for such person may be voted for the election of such substitute person as the Board of Directors may recommend.

The following provides certain biographical information about the individuals who have been nominated for election as directors of Bancshares. Each of the nominees currently serves as a director of Bancshares. The biographical information for each of the nominees below contains a description of the individual’s service as a director, business experience, director positions held currently or at any time during the last five years, if applicable, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes and skills that caused the Board of Directors to determine that the individual should serve as a director. The stock ownership with respect to each nominee is set forth in the table entitled “Security Ownership of Certain Beneficial Owners and Management” that appears in this Proxy Statement on page 35.

Subsequent to the Annual Meeting, Bancshares, as the sole shareholder of First United Security Bank, Bancshares’ banking subsidiary (“First United Security”), intends to re-elect all of the newly-elected directors of Bancshares as directors of First United Security.

Information regarding the executive officers of Bancshares who are not directors, as well as information regarding Mr. Kimbrough, who is not standing for re-election to the Board of Directors at the Annual Meeting, is also provided below.

Information About Director-Nominees

Andrew C. Bearden, Jr. Director since 2009 Age 66

Mr. Bearden practices as a Certified Public Accountant at Andrew C. Bearden, Jr. CPA and works as a management consultant through his company, BEACO Consulting LLC, in Thomasville, Alabama. Mr. Bearden served Peoples BancTrust Co., Inc. in Selma, Alabama as Chief Financial Officer, Executive Vice President from January 1997 until January 2007 and as Chief Operating Officer, Executive Vice President from January 2007 until October 2007. Mr. Bearden also served as an officer of BankTrust in Mobile, Alabama in the role of Chief Operating Officer, Executive Vice President from October 2007 until February 2009.

Mr. Bearden’s extensive prior experience in the banking industry, specifically his experience and leadership roles with two public companies, as well as his accounting background and current accounting practice, give him a wide range of accounting, financial, capital markets, risk assessment and other executive management experience and skills, all of which provide valuable insight and expertise to the Board of Directors.

Linda H. Breedlove Director since 1997 Age 69

Ms. Breedlove serves as a part-time writer for The South Alabamian, Inc., a newspaper publishing company. She also performs certain bookkeeping functions for The Thomasville Times. She served as Publisher/Editor of The South Alabamian, Inc. for 29 years until January 2003. Ms. Breedlove was employed with Breedlove Office Supply and Printing from January 2003 until April 2004.

The Board of Directors believes that Ms. Breedlove’s business and management experience gained from her long career in newspaper publishing, as well as her local community and civic leadership roles and involvement and knowledge of the local market, all make her a valuable contributor to the Board of Directors.

Gerald P. Corgill Director since 1985 Age 71

Mr. Corgill has served as President of Dozier Hardware Company, Inc., a hardware and building supply company, including a gift shop, in Thomasville, Alabama since 1982.

The Board of Directors believes that Mr. Corgill’s skills and business experience, as well as the various operational and leadership roles in which he has served his business, all provide him with a wide range of knowledge on topics important to business, which knowledge contributes greatly to the composition of the Board of Directors.

John C. Gordon Director since 1997 Age 55

Mr. Gordon has been self-employed, performing forestry, timberland and investment services for Forest Services, Inc. (land management) since 1994 and for SS&J Land Co., Inc. since 1998. Mr. Gordon serves as president of both entities.

Mr. Gordon’s business management, investment and risk assessment skills obtained from his leadership of these companies and his experience in the forestry business are all valuable to the Board of Directors.

William G. Harrison Director since 1976 Age 67

Mr. Harrison served as Timber Settlements and Records Manager for Linden Lumber Company (sawmill) from 1999 until his retirement in 2008. For approximately 20 years prior to his position at Linden Lumber Company, Mr. Harrison was the Chief Executive Officer and sole owner of Bedsole Dry Goods, a department store chain consisting of department stores and variety stores.

The Board of Directors believes that Mr. Harrison’s extensive business experience, specifically his understanding of accounts management and credit and collection risk, contributes greatly to the composition of the Board of Directors.

James F. House Director since 2011 Age 60

Mr. House became a director of Bancshares pursuant to an employment agreement among Bancshares, First United Security and Mr. House dated November 7, 2011, and Mr. House has served as President and Chief Executive Officer of Bancshares and First United Security since that date. Mr. House has extensive prior experience in the banking industry. From May 2009 until November 2011, he served as Florida Division President of BankTrust. From 2005 until 2009, Mr. House was a business consultant focusing on management, investments and commercial and consumer lending issues. Prior to that, he held numerous executive and senior management positions with SouthTrust Bank, including Executive Vice President, General Bank Commercial (2003-2004); Chief Executive Officer, Urban West Region (2002-2003); Chief Executive Officer, North Alabama/Tennessee Region (2000-2001); Chief Executive Officer, Birmingham Market Bank (1999-2003); and Chairman and Chief Executive Officer, SouthTrust Bank of Dothan, N.A. (1994-1998).

The Board of Directors believes that, from these years of experience in a number of positions and areas in banking and his senior executive level services to Bancshares and First United Security, Mr. House has gained an intimate knowledge of the banking industry and, more specifically, the business and operations of Bancshares and First United Security, which provides valuable insight to the Board of Directors.

J. Lee McPhearson Director since 2009 Age 59

Mr. McPhearson is an attorney, currently practicing in Butler, Alabama. Mr. McPhearson also serves as County Attorney for Choctaw County, Alabama. From 1995 until 2002, Mr. McPhearson served as Circuit Judge for the First Judicial Circuit of the State of Alabama and previously served from 1981 until 1987 as District Attorney for the First Judicial Circuit. Mr. McPhearson is currently actively involved in timber and real estate enterprises.

Mr. McPhearson’s legal experience as a practitioner, which involves some representation and advising of business entities, as well as his knowledge and understanding of the communities served by Bancshares and First United Security gained through his time on the bench, all contribute greatly to the Board of Directors. Additionally, Mr. McPhearson’s experience in the timber and real estate industries provides valuable insight to the Board of Directors regarding land and timber valuations and market conditions, which are important to the business of Bancshares and First United Security.

Jack W. Meigs Director since 1997 Age 55

Mr. Meigs has served as Circuit Judge for the Fourth Judicial Circuit of the State of Alabama since 1991.

The Board of Directors believes that Mr. Meigs’ extensive legal experience in the local area, both as a practitioner and as a judge, provides him with a wide range of management skills and knowledge on topics important to business, which contribute greatly to the composition of the Board of Directors.

A. J. Strickland, III Director since February 2013 Age 71

Dr. Strickland is the John R. Miller Professor of Strategic Management in the Graduate School of Business at the University of Alabama, a position he has held since 1969. Dr. Strickland is a director of American Equity Investment Life Holding Company and Twenty Services, Inc. and a former director of Statesman. Dr. Strickland is also the co-author of many strategic management books and texts used at universities worldwide. In addition, he conducts frequent industry and competitive analyses of domestic and international firms.

The Board of Directors believes that Dr. Strickland’s extensive knowledge of strategic management and the finance industry arising from his academic and practical experience will enable him to provide valuable insight to the Board of Directors.

Howard M. Whitted Director since 1985 Age 68

Mr. Whitted was a forester for Weyerhaeuser Company, a forest products and container board manufacturer, from 1968 until his retirement in 2006. Mr. Whitted is currently a forester and manager for Whitted Family Holdings.

The Board of Directors believes that Mr. Whitted’s general business experience and, specifically, his experience in the real estate and forestry industry provide valuable insight to the Board of Directors regarding land and timber valuations and market conditions, which are important to the business of Bancshares and First United Security.

Bruce N. Wilson Director since 1997 Age 58

Mr. Wilson is a senior partner in the law firm of Wilson & Drinkard, where he has worked since 1993.

Through his law practice, Mr. Wilson has represented and continues to represent business and corporate clients throughout all phases of their operations. He counsels clients on various real estate, industrial and economic development, and budgetary and auditing issues. The Board of Directors believes that Mr. Wilson’s experience and understanding of these issues enable him to provide valuable insight to the Board of Directors.

Director Not Standing for Re-election

Hardie B. Kimbrough Director since 1986 Age 75	Mr. Kimbrough is currently Of Counsel with the Gilmore Law Firm. Mr. Kimbrough served as Presiding Circuit Judge for the First Judicial Circuit of the State of Alabama from 1977 until his retirement in 1995.

Information About Executive Officers Who Are Not Also Directors

Robert Steen Age 64

Mr. Steen has served as Vice President, Treasurer and Assistant Secretary of Bancshares since 2009, previously serving as Assistant Treasurer since 1997 and Assistant Vice President since 2000. Mr. Steen has been designated as the Principal Financial Officer (now Chief Financial Officer) and Principal Accounting Officer of Bancshares since 2003. Mr. Steen has served as Executive Vice President, Chief Financial Officer of First United Security since 1997, upon the merger with FB&T.

J. Daniel Matheson, III Age 55

Mr. Matheson has served as Investment Officer of Bancshares since May 2001 and as Senior Vice President, Investment Officer, of First United Security since 1996. Mr. Matheson serves as Senior Vice President of Synovus Securities and is the owner and President of R2Metrics, Inc., a provider of investment and asset and liability management software, analytics and consulting services for banks, which was owned by First United Security until January 1, 2009.

Beverly J. Dozier Age 48

Ms. Dozier currently serves as Vice President, Secretary and Assistant Treasurer of Bancshares and Senior Vice President, Executive Administration, of First United Security. Ms. Dozier has served the bank in numerous capacities since 1984, including working as a loan officer and mortgage originator.

Anthony G. Cashio Age 63

Mr. Cashio joined First United Security in October 2012 and currently serves as Executive Vice President, Credit Division, and Chief Credit Officer. Prior to his employment with First United Security, Mr. Cashio served as Executive Vice President and Chief Credit Officer of Gulf South Private Bank in Destin, Florida from December 2011 until October 2012; Regional Credit Officer and Senior Vice President of Cadence Bank from December 2006 until November 2011; and Senior Vice President and Risk Manager of Wachovia Bank from January 2005 until December 2006. Prior to 2005, Mr. Cashio held a number of positions with SouthTrust Bank over a twenty-year period.

Eric H. Mabowitz Age 54

Mr. Mabowitz currently serves as Executive Vice President, Retail Division, Branch Administrator and Director of Community Lending of First United Security. Mr. Mabowitz joined First United Security in March 2008 and previously served as Executive Vice President, Senior Lender, and Branch Administrator and as Executive Vice President, Chief Credit Officer. Prior to his employment with First United Security, Mr. Mabowitz served as President and Chief Operating Officer of Premier Bank of the South in Cullman, Alabama from June 2007 until March 2008; as Executive Vice President, Administration for First Community Bank in Chatom, Alabama from September 2006 until June 2007; and as Executive Vice President, Chief Credit Officer for First Community Bank in Chatom, Alabama from July 2001 until September 2006.

D. Phillip Maughan, II Age 48

Mr. Maughan has served as Executive Vice President, Commercial Division, and Senior Lender of First United Security since October 2010. Mr. Maughan has served in various executive level positions in the financial industry, including Executive Vice President and Regional President of Capstone Bank from 2008 until October 2010 and as President and Chief Executive Officer of Security Bank from 2006 until 2008. Prior to 2006, Mr. Maughan held a number of positions with AmSouth Bank and then SouthTrust Bank/Wachovia Bank.

William C. Mitchell Age 47

Mr. Mitchell has served as President and Chief Executive Officer of First United Security’s subsidiary, Acceptance Loan Company, Inc., since February 2008 and, prior to that, as Interim President and Chief Executive Officer beginning in November 2007. Mr. Mitchell has worked with Acceptance Loan Company, Inc. since May 1997.

David L. Saylors Age 68

Mr. Saylors joined First United Security in August 2012 and currently serves as Senior Vice President, Director of Human Resources. Prior to his employment with First United Security, Mr. Saylors served as Senior Vice President and Director of Human Resources of Capstone Bank in Tuscaloosa, Alabama from November 2009 until August 2012; Executive Assistant to the President (from April 2009 until November 2009) and Financial Accountant (December 2007 until April 2009) for Marion Military Institute in Marion, Alabama; and Senior Vice President and Director of Human Resources of The Peoples Bank and Trust in Selma, Alabama from August 2000 until December 2007.

PROPOSAL 2

APPROVAL OF THE UNITED SECURITY BANCSHARES, INC. 2013 INCENTIVE PLAN

On March 22, 2013, the Board of Directors of Bancshares approved and recommended that the shareholders adopt the United Security Bancshares, Inc. 2013 Incentive Plan (the “2013 Incentive Plan”). At the Annual Meeting, Bancshares’ shareholders will consider and vote upon the approval of the 2013 Incentive Plan.

The Board of Directors believes that it is important for Bancshares to maintain a flexible and comprehensive incentive plan to provide a means of enhancing and encouraging the recruitment and retention of those individuals on whom the success of Bancshares most depends. The purpose of the 2013 Incentive Plan is to promote the interests of Bancshares and our shareholders by providing a means of granting equity and equity-related incentives, as well as cash incentives, to employees, non-employee directors and certain consultants of Bancshares and our affiliates, including First United Security, in order to provide an additional incentive to such individuals to work to increase the value of Bancshares’ common stock and to provide such individuals with a stake in the future of Bancshares that corresponds to the stake of each of Bancshares’ shareholders. If approved by Bancshares’ shareholders, the 2013 Incentive Plan will allow Bancshares and First United Security to attract, motivate and retain the most qualified employees, including officers, as well as directors and consultants, and link the interests of such individuals with the interests of Bancshares’ shareholders.

A summary of the principal features of the 2013 Incentive Plan is provided below. The summary is qualified in its entirety by reference to the full text of the 2013 Incentive Plan, which is attached as Appendix A to this Proxy Statement.

General

The 2013 Incentive Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, awards of restricted stock and restricted stock units and performance compensation awards, including performance-based cash bonuses, to employees, non-employee directors and certain consultants of Bancshares and our affiliates, including First United Security. No determinations have been made to date with respect to the types or amounts of awards that may be granted to specific individuals pursuant to the 2013 Incentive Plan, and no awards will be granted pursuant to the 2013 Incentive Plan until the plan is approved by the shareholders.

Eligibility

Persons eligible to participate in the 2013 Incentive Plan include all members of the Board of Directors of Bancshares (comprised of eleven persons following the Annual Meeting), all employees, including officers, of Bancshares and our affiliates (currently approximately 290 persons) and any consultants of Bancshares and our affiliates.

Administration

Except as may otherwise be determined by the Board of Directors, the 2013 Incentive Plan will be administered by the Compensation Committee of the Board of Directors, which committee shall have the authority to, among other things, grant awards under the 2013 Incentive Plan and prescribe the terms and conditions of such awards. The Compensation Committee may delegate administration of the 2013 Incentive Plan to a committee or committees of one or more members of the Board of Directors, provided, however, that such committee must consist of two or more non-employee directors, pursuant to Rule 16b-3 of the

Securities Exchange Act of 1934, as amended, who are also “outside directors,” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), unless otherwise determined by the Board of Directors.

Shares Available

A total of 600,000 shares of Bancshares’ common stock are reserved for issuance under the 2013 Incentive Plan, all of which may be granted as incentive stock options. Any shares of common stock granted in connection with options and stock appreciation rights will be counted against this limit as one share for every one option or stock appreciation right awarded. Any shares of common stock granted in connection with awards other than options and stock appreciation rights shall be counted against this limit as two shares of common stock for every one share of common stock granted in connection with such award. Shares of common stock available for distribution under the 2013 Incentive Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by Bancshares in any manner. Any shares of common stock subject to an award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the plan in accordance with the terms of the plan. The number of shares reserved for issuance may be adjusted in the event of a stock or extraordinary cash dividend, stock split or reverse stock split, or an extraordinary corporate transaction, such as any recapitalization, reorganization, merger, consolidation, combination or exchange, or any other relevant change in capitalization occurring after the date of grant of an award under the plan.

Types of Awards Available

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Options – The 2013 Incentive Plan provides for the grant of incentive stock options and nonqualified stock options. In general, the exercise price of an option may not be less than 100% of the fair market value of Bancshares’ common stock on the date of the grant, and no options granted under the plan may be exercisable after the expiration of ten years from the date of grant of the award. Options will vest and become exercisable as the Compensation Committee deems appropriate. The exercise price may be paid in various ways, including by payment of cash, a stock-for-stock exchange, a broker-assisted cashless exercise or a net exercise.

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Stock Appreciation Rights – The 2013 Incentive Plan provides for the grant of stock appreciation rights, either alone, as free standing stock appreciation rights, or in tandem with an option, as related stock appreciation rights. The exercise price of a stock appreciation right may not be less than 100% of the fair market value of the Bancshares’ common stock on the date of the grant, and a related stock appreciation right must have the same exercise price as the related option. No stock appreciation rights may be exercisable after the expiration of ten years from the date of grant of the award. Stock appreciation rights will vest and become exercisable as the Compensation Committee deems appropriate. The consideration payable upon exercise of a stock appreciation right shall be paid in cash, shares of Bancshares’ common stock or a combination of cash and shares of Bancshares’ common stock, as determined in the sole discretion of the Compensation Committee.

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Restricted Stock and Restricted Stock Units – The 2013 Incentive Plan provides for the grant of restricted stock or restricted stock units. Such awards may not be sold, assigned, transferred or otherwise disposed of or pledged as collateral or security during the restricted period, which restricted period begins on the date of grant of the award and ends at the time or times set forth on a schedule established by the Compensation Committee. A holder of restricted stock generally shall have the rights and privileges of a shareholder as to such restricted stock, including the right to vote such restricted stock and the right to receive dividends. At the discretion of the Compensation Committee, restricted stock units may be credited with cash and stock dividends paid by Bancshares in respect of one share of Bancshares’ common stock.

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Performance Compensation Awards – The 2013 Incentive Plan provides that the Compensation Committee may designate as a performance compensation award any award, other than options and stock appreciation rights, in order to qualify the award as “performance-based compensation” under Section 162(m) of the Code. Performance Compensation Awards under the 2013 Incentive Plan may also consist of performance-based cash bonuses.

Amendment and Termination

The Board of Directors may, at any time, and from time to time, amend or terminate the 2013 Incentive Plan; provided, however, that, except in certain limited circumstances (e.g., amendments relating to adjustments upon changes in the common stock and amendments that the Board deems necessary or advisable to provide eligible participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder), no amendment will be effective unless approved by the shareholders as may be required by applicable laws, stock exchange rules or other regulations. The 2013 Incentive Plan will automatically terminate on March 22, 2023.

Federal Income Tax Consequences

The following summarizes only the federal income tax consequences of participation under the 2013 Incentive Plan based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences that may vary with, or are contingent on, a participant’s individual circumstances. Each participant in the 2013 Incentive Plan is strongly urged to consult with his or her tax advisor regarding participation in the plan.

With respect to nonqualified stock options, Bancshares is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of Bancshares’ common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and Bancshares will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options, and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2013 Incentive Plan generally follow certain basic patterns: stock-settled stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, Bancshares will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Certain types of awards under the 2013 Incentive Plan, including cash-settled stock appreciation rights, restricted stock units and deferred stock, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the plan and awards granted under the plan will be interpreted to comply with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Compensation Committee, the plan and applicable award agreements may be amended to comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Vote Required; Board Recommendation

The affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote on this matter is needed to approve the 2013 Incentive Plan. Unless instructed to the contrary, the shares represented by proxy will be voted FOR this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2013 INCENTIVE PLAN.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes, as of December 31, 2012, the securities that have been authorized for issuance under Bancshares’ existing equity compensation plan, the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan (the “Directors’ Plan”). The Directors’ Plan permits non-employee directors to defer their directors’ fees and receive the adjusted value of the deferred amounts in cash and/or in Bancshares’ common stock and was approved by shareholders in 2004.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (c) (excluding securities reflected in column (a))(1)
Equity compensation plans approved by shareholders	63,555	$0.00	(2)	0
Equity compensation plans not approved by shareholders	0	$0.00		0

Total	63,555	$0.00	(2)	0

(1)	Does not include shares reserved for future issuance under the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan.

(2)

Does not include amounts deferred pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, as there is no exercise price associated with these deferred amounts.

CORPORATE GOVERNANCE

Bancshares is committed to having sound corporate governance principles. Operating in accordance with such principles is essential to running Bancshares’ business effectively and to maintaining Bancshares’ integrity in the marketplace. Bancshares’ Board has adopted a Code of Business Conduct and Ethics that sets forth basic principles to guide Bancshares’ and First United Security’s employees, including the Chief Executive Officer, the Chief Financial Officer and other senior executive officers, in their conduct and compliance with applicable laws and governance principles. A copy of the United Security Bancshares, Inc. Code of Business Conduct and Ethics is filed as Exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2003. Additionally, Bancshares will furnish any person without charge, upon written request, a copy of the United Security Bancshares, Inc. Code of Business Conduct and Ethics.

The following is a summary of Bancshares’ Board independence standards, the Board and committee structure, the director nomination process and the procedures for shareholders to follow to communicate with the Board of Directors.

Director Independence

The Nasdaq Stock Market, LLC, the exchange on which Bancshares’ common stock is listed (“Nasdaq”), requires that a majority of the Bancshares’ Board members be “independent.” Accordingly, because the Board of Directors currently has twelve (12) members, at least seven (7) of the directors must be independent; after the Annual Meeting, at least six (6) the eleven (11) directors must be independent. In accordance with Nasdaq’s listing rules, a director is not considered to be independent unless the Board determines that the director has no relationship with Bancshares or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Bancshares or any of its subsidiaries) that would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee, Compensation Committee and Nominating, Executive and Corporate Governance Committee also must meet the independence tests in the applicable Nasdaq listing rules and the federal securities laws.

The Board has determined that none of the directors standing for re-election, with the exception of Mr. House, has any material relationship with Bancshares or any of its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Bancshares or any of its subsidiaries) that would interfere with the exercise of independent judgment in carrying out his or her responsibilities. In making this determination, the Board considered transactions and relationships between each director or his or her immediate family and Bancshares and its subsidiaries. The purpose of this review was to determine whether any such transactions or relationships were material and possibly inconsistent with a determination that the director was independent. Mr. House is not independent because of his employment as the President and Chief Executive Officer of Bancshares and First United Security.

While conducting its review of director independence, the Board of Directors specifically considered the relationships between Bancshares and Wilson & Drinkard, of which Mr. Wilson is a senior partner, and between Bancshares and the Gilmore Law Firm, of which Mr. Kimbrough is Of Counsel. Both Wilson & Drinkard and the Gilmore Law Firm are law firms that historically have provided legal services to Bancshares and its subsidiaries. Bancshares’ fee arrangements with Wilson & Drinkard and the Gilmore Law Firm are negotiated on the same basis and are subject to the same terms and conditions as arrangements with other outside legal counsel for similar types of legal work. During 2012, Bancshares paid approximately $340 in legal fees to Wilson & Drinkard and approximately $26,721 in legal fees to the Gilmore Law Firm (although, based on his Of Counsel arrangement with the Gilmore Law Firm, Mr. Kimbrough did not directly receive any income, benefits or compensation from these payments). Based on this review, the Board concluded that Bancshares’ relationships with Wilson & Drinkard and the Gilmore Law Firm do not interfere with either Mr. Wilson’s or Mr. Kimbrough’s exercise of independent judgment in carrying out the responsibilities of a director.

Company Leadership Structure

The business of Bancshares is managed under the direction of the Board of Directors, which is elected by our shareholders. The basic responsibility of the Board is to lead Bancshares by exercising its business judgment to act in what each director reasonably believes to be the best interests of Bancshares and its shareholders. Leadership is important to facilitate the Board in acting effectively as a working group so that Bancshares and its performance may benefit. The role of the Chairperson includes providing continuous feedback on the direction, performance and strategy of Bancshares, presiding over meetings of the Board, setting the Board’s agenda with management and leading the Board in anticipating and responding to risks faced by Bancshares.

The roles of Chief Executive Officer and Chairperson of the Board have been separated since Bancshares became a publicly-traded company. While the Board believes that the Chief Executive Officer should be a member of the Board, the Board considers it to be advantageous to independence, oversight and objectivity to have a separate, independent board member to serve as Chairperson. The Board may reconsider this leadership structure from time to time based on then-current considerations.

Risk Oversight

General oversight of Bancshares’ risk management process is the responsibility of the Audit Committee of the Board of Directors.

Bancshares is exposed to a number of risks and regularly undertakes a review to identify and evaluate these risks and develop plans to manage them effectively. While the Chief Executive Officer has overall responsibility for risk assessment, management and prioritization, the Board has an active role in the risk oversight process.

The Board regularly reviews information regarding Bancshares’ financial, credit, liquidity, operational, legal, regulatory, compliance, reputational and strategic risks based on reports from management, including the Chief Executive Officer and the Chief Financial Officer. Although the full Board is ultimately involved in the risk oversight process, information regarding certain risks is reviewed first by the committees of the Board when a particular risk falls within the purview of a particular committee. For example, the Compensation Committee of the Board oversees the management of risks relating to Bancshares’ compensation policies and practices, including executive compensation. The Nominating, Executive and Corporate Governance Committee oversees risks associated with the independence of the members of the Board and potential conflicts of interest. The Audit Committee oversees the management of financial risks (including risks required to be monitored under the Sarbanes-Oxley Act). The conclusions of each Board committee are brought to the attention of all Board members at the regularly scheduled meetings of the Board. This enables the Board and its committees to coordinate the risk oversight role.

Board Structure and Committees

The Board of Directors of Bancshares conducts its business through meetings of the Board and Board committees. During 2012, the Board of Directors of Bancshares met twenty-four times, twelve of which meetings were executive sessions. All of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served, with the exception of Dr. Strickland, who did not become a member of the Board of Directors until February 28, 2013.

Directors are encouraged but not required to attend the annual meetings of shareholders. All of the then-current directors attended Bancshares’ 2012 Annual Meeting of Shareholders on May 9, 2012.

Audit Committee

The Audit Committee assists the Board with its oversight responsibilities with respect to the financial reports and other financial information provided by Bancshares to its shareholders and others, Bancshares’

financial policies and procedures and disclosure controls and procedures, Bancshares’ system of internal controls and Bancshares’ auditing, accounting and financial reporting processes. The Audit Committee operates under a written charter, a copy of which is posted on First United Security’s website at http://www.firstusbank.com under the tabs “About Us” – “Investor Relations.” The Audit Committee is required on an annual basis to review and reassess the adequacy of its charter and recommend any changes to the full Board. Any revisions to the charter are to be made by the full Board. The Audit Committee last reviewed and assessed the adequacy of its charter on May 23, 2012. The Audit Committee met twelve times during 2012. The Audit Committee Report appears in this Proxy Statement on page 38.

Certain Nasdaq listing rules and the federal securities laws require that at least one member of the Audit Committee has an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience preparing, auditing, analyzing or evaluating financial statements, or experience actively supervising one or more persons engaged in such activities, an understanding of internal control over financial reporting and an understanding of audit committee functions. The Board has determined that Andrew C. Bearden, Jr. and A. J. Strickland, III both have the requisite attributes of an “audit committee financial expert.” Mr. Bearden acquired such attributes through his experience as a certified public accountant and through his supervision as chief financial officer of the financial reporting and compliance of a publicly traded financial institution. Dr. Strickland acquired such attributes through his many years of service as a business school professor and his service on the board of directors of other public companies, including audit committee service.

The members of the Audit Committee are Andrew C. Bearden, Jr., Chairperson, William G. Harrison, Hardie B. Kimbrough (through the conclusion of the Annual Meeting), Jack W. Meigs and A. J. Strickland, III. The Board has carefully evaluated the backgrounds of the members of the Audit Committee and determined that such members qualify as “independent,” as defined in the applicable Nasdaq listing rules and as defined in the committee’s charter.

Compensation Committee

The Compensation Committee assists the Board in overseeing and determining executive compensation. Among other responsibilities, the Compensation Committee reviews, recommends and approves salaries and other compensation of Bancshares’ and First United Security’s executive officers and administers Bancshares’ equity compensation plans that may be in place from time to time. The Chief Executive Officer assists the Compensation Committee with determining the amount of compensation to be paid to the other executive officers but does not play a role in the final determination or approval of his own compensation. The Compensation Committee operates under a written charter, a copy of which is posted on First United Security’s website at http://www.firstusbank.com under the tabs “About Us” – “Investor Relations.” The Compensation Committee is required on an annual basis to review and reassess the adequacy of its charter and recommend any changes to the full Board. Any revisions to the charter are to be made by the full Board. The Compensation Committee last reviewed and assessed the adequacy of its charter on May 23, 2012. The Compensation Committee met seven times in 2012. The Compensation Committee Report appears in this Proxy Statement on page 26.

The scope of the Compensation Committee’s authority is limited to the responsibilities that are set forth in its charter. In fulfilling its responsibilities, the Compensation Committee may delegate its authority to subcommittees to the extent permitted by applicable law. The charter further provides the Compensation Committee with the authority to engage independent consultants and legal advisers when determined to be necessary or appropriate in fulfilling its responsibilities. The Compensation Committee has sole authority to retain and terminate any such consultant or legal adviser, including sole authority to approve the fees and other retention terms.

The Compensation Committee has reviewed Bancshares’ compensation programs, plans and practices for all of its employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to encourage or incent risks that are “reasonably likely to have a material adverse effect” on Bancshares. As a result of this process, the Compensation Committee concluded and informed the Board that, based on Bancshares’ current compensation programs, plans and practices, there are no such risks.

The members of the Compensation Committee are J. Lee McPhearson, Chairperson, Linda H. Breedlove, Gerald P. Corgill, John C. Gordon and Howard M. Whitted. The Board has carefully evaluated the backgrounds of the members of the Compensation Committee and determined that such members qualify as “independent,” as defined in the applicable Nasdaq listing rules and as defined in the committee’s charter.

Nominating, Executive and Corporate Governance Committee

Among other responsibilities, the Nominating, Executive and Corporate Governance Committee reviews and recommends the selection of directors and members of committees of the Board and reviews and establishes the governance practices of Bancshares. The Nominating, Executive and Corporate Governance Committee operates under a written charter, a copy of which is posted on First United Security’s website at http://www.firstusbank.com under the tabs “About Us” – “Investor Relations.” The Nominating, Executive and Corporate Governance Committee is required on an annual basis to review and reassess the adequacy of its charter and recommend any changes to the full Board. Any revisions to the charter are to be made by the full Board. The Nominating, Executive and Corporate Governance Committee last reviewed and assessed the adequacy of its charter on May 23, 2012. The Nominating, Executive and Corporate Governance Committee met five times in 2012.

The members of the Nominating, Executive and Corporate Governance Committee are Hardie B. Kimbrough, Chairperson (through the conclusion of the Annual Meeting), Andrew C. Bearden, Jr., Gerald P. Corgill, John C. Gordon and Bruce N. Wilson. The Board has carefully evaluated the backgrounds of the members of the Nominating, Executive and Corporate Governance Committee and determined that such members qualify as “independent,” as defined in the applicable Nasdaq listing rules and as defined in the committee’s charter.

Consideration of Director-Nominees

Criteria and Diversity

Criteria that are used by the Nominating, Executive and Corporate Governance Committee in connection with evaluating and selecting new directors include factors relating to whether the candidate would meet the definition of “independent,” as defined by the applicable Nasdaq listing rules, as well as the candidate’s skills, occupation and experience in the context of the needs of the Board. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating, Executive and Corporate Governance Committee continually reviews the qualifications and responsibilities of all directors in consideration of the Board’s overall responsibility to shareholders. Although neither the Board nor the Nominating, Executive and Corporate Governance Committee has a formal policy with regard to the consideration of diversity in identifying director nominees, the director nomination process is designed to ensure that the Board considers members with diverse backgrounds, including race, ethnicity, gender, education, skills and experience, with a focus on appropriate financial and other expertise relevant to Bancshares’ business, and also considers issues of judgment, conflicts of interest, integrity, ethics and commitment to the goal of maximizing shareholder value. The goal of this process is to assemble a group of directors with deep, varied experience, sound judgment and commitment to the success of Bancshares. For a discussion of the individual experience and qualifications of our directors, please refer to the section entitled “Proposal 1 – Election of Directors” in this Proxy Statement beginning on page 4.

Process for Identifying and Evaluating Director-Nominees

The process followed by the Nominating, Executive and Corporate Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating, Executive and Corporate Governance Committee and the Board. Assuming that the appropriate biographical and background material discussed below is provided on behalf of candidates recommended by shareholders, the Nominating, Executive and Corporate Governance Committee will evaluate those candidates by applying substantially the same criteria, following substantially the same process as that used for candidates submitted by Board members.

Director-Nominees Proposed by Shareholders

The Nominating, Executive and Corporate Governance Committee will consider candidates recommended by shareholders for inclusion by the Board of Directors in the slate of nominees that the Board recommends to the shareholders for election. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director-nominees, including candidates recommended by shareholders, the Nominating, Executive and Corporate Governance Committee applies the selection criteria and follows the process described above.

Shareholders may recommend individuals for the Nominating, Executive and Corporate Governance Committee to consider as potential director candidates by submitting the following information to the Nominating, Executive and Corporate Governance Committee, c/o Corporate Secretary of United Security Bancshares, Inc., 131 West Front Street, P.O. Box 249, Thomasville, Alabama 36784:

•	The name of the recommended person;

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All information relating to the recommended person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	The written consent of the recommended person to being named in the proxy statement as a nominee and to serve as a director if elected;

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As to the shareholder making the recommendation, the name and address of such shareholder as the name and address appear on Bancshares’ books; provided, however, that, if the shareholder is not a registered holder of Bancshares’ common stock, the shareholder should submit his or her name and address along with a current written statement from the registered holder; and

•	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Any such recommendation must be received at the address above not less than 120 calendar days before the first anniversary of the date on which Bancshares’ proxy statement was released to shareholders in connection with the previous year’s annual meeting.

Shareholder Communications with the Board of Directors

The Board of Directors will give appropriate attention to written communications that are submitted by shareholders and will respond as the Board deems appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairperson of the Nominating, Executive and Corporate Governance Committee primarily will be responsible for monitoring communications from shareholders and providing copies or summaries of such communications to the other directors as he or she deems appropriate. Communications will be forwarded to all directors if such communications relate to substantive matters and include suggestions or comments that the Chairperson of the Nominating, Executive and Corporate Governance Committee considers important.

Shareholders and other interested parties who wish to send communications on any topic to the Board should address such communications to:

Chairperson of the Nominating, Executive and Corporate Governance Committee

c/o Corporate Secretary of United Security Bancshares, Inc.

131 West Front Street

P.O. Box 249

Thomasville, Alabama 36784

All written communications to Bancshares’ Board of Directors will be relayed to the Nominating, Executive and Corporate Governance Committee without being screened by management.

TRANSACTIONS WITH RELATED PERSONS

Bancshares recognizes that transactions between Bancshares or its subsidiaries and any of its directors or executive officers may present potential or actual conflicts of interest that are not in the best interests of Bancshares and its shareholders. Therefore, as a general matter and in accordance with Bancshares’ Code of Business Conduct and Ethics, Bancshares prefers to avoid such transactions. Nevertheless, there are situations where such transactions may be in, or may not be inconsistent with, the best interests of Bancshares and its shareholders. Therefore, Bancshares has adopted a written policy and procedures that require the Audit Committee to review and, if appropriate, to approve or ratify any such transactions.

Policy and Procedures Regarding Related Person Transactions

The Audit Committee’s Policy and Procedures With Respect to Related Person Transactions sets forth the process for reviewing, approving and ratifying transactions involving Bancshares and its subsidiaries and “related persons.” “Related persons” include directors and executive officers and their immediate family members and shareholders owning 5% or more of Bancshares’ outstanding common stock. It is Bancshares’ policy to approve and ratify transactions involving related persons only when the Board of Directors, acting through the Audit Committee, determines that the transaction in question is in, or is not inconsistent with, the best interests of Bancshares and its shareholders.

The procedures provide that, prior to entering into a related person transaction, management or the affected director or executive officer must bring the matter to the attention of a designated individual who will assess whether the matter should be considered by the Audit Committee. If a member of the Audit Committee is involved in the proposed transaction, he or she will be recused from all discussions and decisions about the transaction. To the extent that a related person transaction is not identified in advance, the terms of the transaction will be reviewed and evaluated by the Audit Committee. Only transactions that are in, or that are not inconsistent with, the best interests of Bancshares and its shareholders are approved or ratified by the Audit Committee.

Certain Transactions with Related Persons

Certain directors and executive officers of Bancshares and their family members were customers of, and had transactions with, First United Security in the ordinary course of business since the beginning of 2011, and additional transactions likely will take place in the ordinary course of business. All outstanding loans and commitments were made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, for comparable transactions with unrelated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

We believe that the compensation of our executive officers should link rewards to business results and shareholders’ returns. Specifically, the compensation program should attract, retain and motivate the executive officers necessary for our current and long-term success and should tie executive compensation with the performance of Bancshares.

Oversight of the Compensation Program

Our Compensation Committee oversees our compensation program and approves the compensation paid to all executive officers, including the Chief Executive Officer and the two other most highly compensated executive officers during 2012 (collectively, the “Named Executive Officers”) (our Named Executive Officers are identified in the 2012 Summary Compensation Table that appears in this Proxy Statement on page 27). All of the members of the Compensation Committee have been determined by the Board of Directors to qualify as “independent” under the applicable Nasdaq director independence rules. The Compensation Committee operates under a written charter, a copy of which is posted on First United Security’s website at http://www.firstusbank.com under the tabs “About Us” – “Investor Relations.”

Our Compensation Committee’s responsibilities include reviewing and approving the amount, form and terms of compensation to be paid to the Named Executive Officers and assessing and making recommendations to the Board regarding executive compensation and benefit plans and programs. The Chief Executive Officer assists the Compensation Committee with determining the amount of compensation to be paid to the other executive officers but does not play a role in the final determination or approval of his own compensation. Our Human Resources department also assists the Compensation Committee with compensation decisions by providing support and data for the committee.

Compensation Consultant

The charter of the Compensation Committee grants the committee the authority to hire outside consultants to further its objectives and assist with its responsibilities. During 2012, the Compensation Committee engaged a compensation consultant, Matthews, Young – Management Consulting (“Matthews, Young”), to review, assess and provide recommendations with respect to certain aspects of Bancshares’ compensation program for executive officers and directors, as well as certain other employees of Bancshares’ subsidiaries. In this role, Matthews, Young rendered services specifically requested by the Compensation Committee, which included examining the overall pay mix for our executives, conducting a competitive assessment of our executive compensation program and making recommendations to and advising the Compensation Committee on compensation design and levels. In this regard, Matthews, Young provided advice to the Compensation Committee on structuring annual and long-term incentive arrangements for executives. In addition, Matthews, Young provided advice to the Compensation Committee on the compensation elements and levels for non-employee directors.

Assisted by Matthews, Young, the Compensation Committee reviewed competitive market compensation levels for our Named Executive Officers (and certain other officers) with a particular emphasis on base salary and cash compensation. A number of published compensation surveys and databases dedicated to the community banking industry were utilized in the analysis, including those published by the American Bankers Association, CompData, Crowe Horwath, the Delves Group, Economic Research Institute and Kenexa. Compensation data from these surveys focused on comparably-sized community financial institutions based on total assets. The Compensation Committee matched our Named Executive Officers’ positions to survey benchmark positions with comparable areas of responsibility and job scope.

Bancshares does not have a policy that limits the services that an executive compensation consultant can perform. However, Bancshares did not engage Matthews, Young for any projects other than those directed by the Compensation Committee, as described above. Matthews, Young has not performed any other services for Bancshares.

Compensation Objectives

Compensation is based on an individual’s job level, responsibilities and experience and company performance. We want to attract and retain, on a long-term basis, high caliber personnel and, to that end, provide a total compensation opportunity that is competitive in the banking industry, taking into account relative company size and performance as well as individual responsibilities and achievements.

Currently, the primary component of the total compensation for our Named Executive Officers is base salary. In some years, we have compensated our executive officers with a combination of base salary and cash incentives designed to be competitive, to align management’s incentives with business results of Bancshares and to reward not only company-wide performance but also the achievement of specific goals within areas under the control of the executive officers; however, no such cash incentives have been paid in a number of years. As set forth in the section entitled “Proposal 2 – Approval of the United Security Bancshares, Inc. 2013 Incentive Plan” beginning on page 10 in this Proxy Statement, the Board of Directors has approved and is submitting to the shareholders for approval at the Annual Meeting the 2013 Incentive Plan, which will provide an additional incentive to our Named Executive Officers to work to increase the value of Bancshares’ common stock and to provide these officers with a stake in the future of Bancshares that corresponds to the stake of each of Bancshares’ shareholders.

Base Salaries

Base salary is currently the main component of the Named Executive Officers’ compensation and is reviewed and approved by the Compensation Committee annually to determine whether the salary is appropriate. Each Named Executive Officer’s base salary is determined principally by the responsibilities required by the officer’s position and length of service in a position at Bancshares, as well as individual competence and comparison to peer institutions. In the case of the Chief Executive Officer, we further consider his overall banking experience (which includes approximately twenty years of service in executive and senior management positions of banks).

At its meeting in December 2012, the Compensation Committee established the base salaries for the Named Executive Officers for 2013 and determined that the following adjustments were appropriate: an increase for Mr. House of $25,000 to $300,000; an increase for Mr. Steen of $12,500 to $177,500; and an increase for Mr. Mitchell of $10,000 to $190,000. The Compensation Committee approved the increases in the base salaries of the Named Executive Officers, in part, based on the information presented in the published compensation surveys and databases provided by Matthews, Young, as discussed above, as well as the Named Executive Officers’ performance during 2012.

Salary Continuation Agreements and Director Retirement Agreements

Salary Continuation Agreements. In order to encourage members of our senior management, several years ago, we entered into salary continuation agreements with certain executive officers. The salary continuation agreements are nonqualified deferred compensation arrangements that are designed to motivate the executive officers to remain employed with Bancshares until their retirement. While the benefit amounts vary, the same terms generally apply to all of the agreements. Currently, Mr. Steen is the only Named Executive Officer who is a party to a salary continuation agreement.

Mr. Steen’s salary continuation agreement promises him a benefit that will be paid annually for fifteen years generally beginning on the later of when Mr. Steen reaches age 65 or when he terminates employment. The amount of Mr. Steen’s benefit was initially set in September 2002 and generally is increased by 4% each year until he attains age 65. The benefit is reduced if Mr. Steen retires before age 65 or terminates employment due to a disability.

Mr. Steen’s salary continuation agreement also provides a change in control benefit. We believe that it is important to protect the financial interests of our senior management in the event of a change in control. Further, we believe that the interests of Bancshares’ shareholders will be best served if the interests of our senior management are aligned with the shareholders’ interests. Providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of our shareholders. Accordingly, Mr. Steen’s salary continuation agreement provides him with certain benefits in the event of a change in control of Bancshares or a change in control of First United Security. If Mr. Steen is terminated following a change in control, we will pay Mr. Steen annually for fifteen years, beginning at age 65, an amount equal to the maximum benefit that he would have been entitled to receive had he terminated employment at age 65.

On November 20, 2008, Bancshares and First United Security entered into an amendment to the salary continuation agreement for Mr. Steen, the purpose of which was to ensure that the terms of the salary continuation agreement comply with Internal Revenue Code Section 409A, promulgated under the American Jobs Creation Act of 2004. Internal Revenue Code Section 409A imposes significant taxes on an executive officer if he or she is paid deferred compensation that does not satisfy certain statutory and regulatory requirements. Mr. Steen’s salary continuation agreement is subject to Internal Revenue Code Section 409A. Consequently, in order for Mr. Steen to avoid potential negative tax consequences, we amended his salary continuation agreement to comply with the applicable Internal Revenue Code Section 409A requirements. The amendment to the salary continuation agreement does not materially change the scope or amount of benefits to which Mr. Steen is entitled but may affect the time and form of payment of such benefits. The amendment was filed as an exhibit to Bancshares’ Form 10-K for the year ended December 31, 2008.

Director Retirement Agreements. In order to encourage the members of the Board of Directors to continue to serve as directors of Bancshares, we have entered into director retirement agreements with each current director, with the exception of Mr. House and Dr. Strickland. The director retirement agreements are nonqualified deferred compensation arrangements that are designed to motivate the directors to serve on the Board until their retirement. The same terms generally apply to all of the agreements.

The director retirement agreements promise each director a benefit that will be paid annually for ten years generally beginning on the later of when the director reaches age 70 or when the director terminates service as a director. The amount of the benefit was initially set at $12,000 in September 2002 and is increased by 3% each year until the director reaches age 70. The benefit is reduced if the director retires before age 70 or terminates service as a director due to a disability.

Similar to Mr. Steen’s salary continuation agreement, the director retirement agreements provide a change in control benefit. For the reasons discussed above, we believe that the interests of Bancshares’ shareholders will be best served if the interests of our directors are aligned with the shareholders’ interests. Therefore, the director retirement agreements provide that, if a director is terminated following a change in control of Bancshares or a change in control of First United Security, we will pay the director annually for ten years, beginning at age 70, an amount equal to the maximum benefit he or she would have been entitled to receive had the director terminated service as a director at age 70.

On November 20, 2008, Bancshares and First United Security entered into amendments to the director retirement agreements for each director at the time, the purpose of which is to ensure that the terms of the director retirement agreements comply with Internal Revenue Code Section 409A. Similar to Mr. Steen’s salary continuation agreement, the director retirement agreements are subject to Internal Revenue Code Section 409A. Therefore, in order for the directors to avoid potential negative tax consequences, we amended the director retirement agreements to comply with the applicable Internal Revenue Code Section 409A requirements. The amendments to the director retirement agreements do not materially change the scope or amount of benefits to which the directors are entitled but may affect the time and form of payment of such benefits. The amendments were filed as exhibits to Bancshares’ Form 10-K for the year ended December 31, 2008. The director retirement agreements entered into by directors joining the Boards of Bancshares and First United Security subsequent to the November 2008 amendments comply with Section 409A.

Additional details regarding Mr. Steen’s salary continuation agreement and the director retirement agreements, as well as the amounts that would be payable in the event of a termination of employment and a change in control, are further discussed below under “Potential Payments Upon Termination or Change in Control,” beginning on page 29 in this Proxy Statement.

Termination and Change in Control Benefits Under Mr. House’s Employment Agreement

Mr. House, our President and Chief Executive Officer, is the only Named Executive Officer with an employment agreement. On November 7, 2011, when Mr. House was hired as the Chief Executive Officer, Bancshares, First United Security and Mr. House entered into an employment agreement. Details regarding the termination and change in control provisions of Mr. House’s employment agreement are further discussed below under “Potential Payments Upon Termination or Change in Control,” beginning on page 30 in this Proxy Statement.

Perquisites and Other Benefits

We provide our Named Executive Officers with limited perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified senior management. It is our belief that perquisites for executive officers should be limited in scope and value and also should be reflective of similar perquisites provided to executive officers at other regional banks of comparable size.

Perquisites provided include, in some cases, a company-provided automobile. Additionally, Bancshares will pay the annual premiums for a term life insurance policy with a $250,000 death benefit for Mr. House. The Named Executive Officers participate in our employee benefit plans and programs on the same terms and conditions as other employees. The benefits available generally include medical and dental insurance, disability insurance and life insurance. In addition, Bancshares sponsors a 401(k) plan in which all eligible employees, including the Named Executive Officers, may participate.

Consideration of Prior Shareholder Advisory Vote on Executive Compensation

We provide our shareholders with the opportunity annually to vote to approve, on an advisory basis, the compensation of our Named Executive Officers (often referred to as a “say-on-pay” vote). Although the “say-on-pay” vote is advisory and non-binding, the Compensation Committee considers the outcome of the vote as part of its executive compensation planning process. At the 2012 Annual Meeting of Shareholders held on May 9, 2012, over 87.6% of the shares represented at the Annual Meeting in person or by proxy and entitled to vote on the “say-on-pay” proposal were voted in favor of the compensation of Bancshares’ Named Executives Officers as disclosed in the proxy statement for that meeting. Bancshares’ Compensation Committee considered this high level of shareholder support when determining the compensation for 2013 but did not take any compensation actions in 2012 or to date in 2013 specifically in response to the shareholder advisory vote on executive compensation. The Compensation Committee concluded that Bancshares’ compensation program should continue to emphasize the objectives described herein.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with Bancshares’ management. Based on the review and discussion, the Compensation Committee recommended to Bancshares’ Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report furnished by the Compensation Committee:

J. Lee McPhearson, Chairperson

Linda H. Breedlove

Gerald P. Corgill

John C. Gordon

Howard M. Whitted

EXECUTIVE COMPENSATION

2012 Summary Compensation Table

The following table sets forth, for the years ended December 31, 2012 and 2011, a summary of the compensation paid to or earned by the Named Executive Officers.

Note that, as a “smaller reporting company” and pursuant to the rules of the Securities and Exchange Commission, Bancshares is providing below 2012 and 2011 compensation information for Mr. House, as the President and Chief Executive Officer of Bancshares and First United Security, and Mr. Steen and Mr. Mitchell, as the two most highly compensated executive officers other than Mr. House who were serving as executive officers at the end of 2012.

Name and Principal Position	Year	Salary		Stock Awards(1)		Nonqualified Deferred Compensation(2)		All Other Compensation(3)		Total
James F. House(4)(5) President and Chief Executive Officer of Bancshares and First United Security	2012 2011	$ $	275,000 31,731	$ $	25,900 25,350		— —	$ $	43,350 9,024	$ $	344,250 66,105

Robert Steen

Vice President, Treasurer,

Assistant Secretary,

Chief Financial Officer and

Principal Accounting Officer of Bancshares and Executive Vice President and Chief Financial

Officer of First United Security

	2012 2011	$ $	165,000 165,000		— —	$ $	54,476 48,366	$ $	11,323 17,858	$ $	230,799 231,224
William C. Mitchell(6) President and Chief Executive Officer of Acceptance Loan Company, Inc.	2012		$180,000		—		—		$4,032		$184,032

(1)

Stock awards are reported as the grant date fair value of the shares, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 Compensation – Stock Compensation. As an inducement to join Bancshares and First United Security, Mr. House received a one-time grant of 5,000 fully-vested shares of Bancshares’ common stock on November 7, 2011, the date of the commencement of his employment with Bancshares and First United Security. Additionally, on August 21, 2012, pursuant to the terms of his employment agreement with Bancshares and First United Security, Mr. House received an additional grant of 5,000 fully-vested shares of Bancshares’ common stock, which grant was approved by the Board of Directors based on Mr. House’s personal performance and leadership of Bancshares and First United Security since the commencement of his employment on November 7, 2011.

(2)	For Mr. Steen, this column represents the change in the present value of the accumulated benefit under his salary continuation agreement.

(3)	The following table describes each component in the “All Other Compensation” column.

Name	401(k) Contributions	Life Insurance Premiums	Board and Committee Fees	Automobile	Unused Vacation	Other	Total
James F. House	$10,000	$3,476	—	$1,146	$10,576	$18,152	$43,350
Robert Steen	$6,744	—	$3,600	$979	—	—	$11,323
William C. Mitchell	$1,662	—	—	$2,370	—	—	$4,032

For Mr. House, “Other” compensation includes $18,152 paid for housing expenses pursuant to the terms of Mr. House’s employment agreement.

(4)

Mr. House was appointed President and Chief Executive Officer of Bancshares and First United Security effective November 7, 2011; therefore, Mr. House only received compensation for the portion of 2011 after November 7, 2011.

(5)

Mr. House’s employment agreement sets forth the terms of his employment, including his minimum compensation. See the discussion under “Potential Payments Upon Termination or Change in Control” beginning on page 30 in this Proxy Statement for additional information about Mr. House’s employment agreement.

(6)	Mr. Mitchell did not become a Named Executive Officer until 2012. Therefore, no compensation information is provided for 2011 with respect to Mr. Mitchell.

Potential Payments Upon Termination or Change in Control

Salary Continuation Agreement with Mr. Steen

Under the terms of Mr. Steen’s salary continuation agreement, if Mr. Steen terminates his employment with Bancshares or First United Security as a result of his resignation, retirement, death or disability or a change in control of Bancshares or First United Security, he is entitled to be paid an annual benefit for a term of fifteen years. Such benefit generally will begin to be paid when Mr. Steen reaches normal retirement age, which is defined in the plan as age 65, or when the executive officer terminates employment, whichever is later. Mr. Steen’s potential annual benefit is based on a set amount that is increased by 4% each year until he reaches age 65. The agreement provides for benefits as follows.

Normal Retirement On or After Age 65. Upon termination of employment on or after reaching age 65, Mr. Steen is entitled to an annual benefit that will be paid for fifteen years beginning immediately following his termination. Specifically, Mr. Steen will receive the following annual retirement benefit on termination for a period of fifteen years:

Officer	Annual Benefit in the Event of Normal Retirement On or After Age 65
Steen	$61,501

Early Retirement Prior to Age 65. To the extent that Mr. Steen terminates employment prior to reaching age 65, his annual benefit is reduced based on the number of years until he reaches age 65. The early retirement benefit then is payable once he reaches age 65. For example, if Mr. Steen retired on December 31, 2012, he would receive the following annual early retirement benefit beginning at age 65 for a period of fifteen years:

Officer	Annual Benefit in the Event of Early Retirement Prior to Age 65
Steen	$59,136

Disability. To the extent that Mr. Steen terminates employment due to a disability as determined by the carrier of an insurance policy covering him or by the Social Security Administration, the maximum annual benefit that would be payable is reduced based on the number of years until he reaches age 65. The disability benefit then is payable once Mr. Steen reaches age 65. For example, if Mr. Steen terminated his employment on December 31, 2012 due to a disability, he would receive the following annual disability benefit beginning at age 65 for a period of fifteen years:

Officer	Annual Benefit in the Event of a Disability
Steen	$59,136

Change in Control. If Mr. Steen’s employment is terminated for any reason (other than a leave of absence) subsequent to a change in control of Bancshares or First United Security, he is entitled to receive the maximum annual benefit that would have been payable to him at age 65. The change in control benefit then is payable once Mr. Steen reaches age 65. For example, if Mr. Steen was terminated on December 31, 2012 following a change in control, he would receive the following annual change in control benefit beginning at age 65 for a period of fifteen years:

Officer	Annual Benefit Upon Termination Following a Change in Control
Steen	$61,501

Death. If Mr. Steen dies prior to receiving his salary continuation benefit, his beneficiary generally is entitled to receive the maximum annual benefit that would have been payable at age 65 described above under “Normal Retirement On or After Age 65.” The death benefit would be payable to Mr. Steen’s beneficiary immediately following his death for a period of fifteen years.

James F. House’s Employment Agreement

On November 7, 2011, when Mr. House was hired as Chief Executive Officer and President of Bancshares and First United Security, Mr. House entered into an employment agreement with Bancshares and First United Security, which agreement was subsequently amended on November 19, 2012 to provide for certain changes to housing expenses covered under the agreement. A copy of Amendment One to Mr. House’s employment agreement was included as an exhibit to Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the Securities and Exchange Commission on March 28, 2013.

The agreement’s initial term is thirty (30) months, with renewal discussions to commence at least twelve (12) months prior to expiration. The agreement provides that Mr. House will be paid and eligible for the following compensation, among other employee benefits: an annual base salary not less than $275,000; term life insurance coverage in the amount of $250,000; and reimbursement of ordinary and reasonable expenses incurred in the performance of his duties as Chief Executive Officer and President of Bancshares and First United Security. Pursuant to the agreement, Mr. House received a one-time grant of 5,000 fully-vested shares of Bancshares’ common stock on November 7, 2011 as an inducement to join Bancshares and First United Security and an additional grant of 5,000 fully-vested shares of Bancshares’ common stock on August 21, 2012, which grant was approved by the Board of Directors based on Mr. House’s personal performance and leadership of Bancshares and First United Security since the commencement of his employment on November 7, 2011. The agreement also contains non-compete and confidentiality restrictions. Specifically, Mr. House is prohibited from competing with Bancshares or First United Security for twelve (12) months following the termination of his employment and from disclosing confidential and proprietary information for a period of three (3) years after the termination of his employment. In the event that Mr. House fails to satisfy these non-compete and non-disclosure obligations, Bancshares is entitled to any appropriate remedy to enforce the obligations.

Under the terms of Mr. House’s employment agreement, he is entitled to certain payments and benefits if he terminates employment due to his retirement, death or involuntary termination or if his termination is related to a change in control of Bancshares or First United Security.

In the event that Mr. House’s employment terminates due to his death or disability, or Mr. House terminates his employment for any reason other than “good reason,” he is entitled to any accrued and unpaid base salary earned through the date of termination and all vested amounts payable and vested benefits accrued under any otherwise applicable plan, policy, program or practice in which Mr. House was a participant.

If Mr. House is involuntarily terminated without “cause” or Mr. House terminates his employment for “good reason,” he is entitled to (i) a lump sum cash payment within thirty (30) days following his termination in an amount equal to the greater of either one (1) times his base salary then in effect or the amount of the base salary that otherwise would have been payable to Mr. House for the remainder of the term and (ii) reimbursement from Bancshares for any premiums paid by Mr. House for COBRA health continuation coverage. For example, if Mr. House was terminated without “cause” or terminated his employment for “good reason” on December 31, 2012, he would have been entitled to a lump sum payment in the amount of $369,932 based on his 2012 base salary of $275,000.

In the event of a change in control, Mr. House is not entitled to any payment unless he is terminated or he terminates employment within six (6) months following the change in control. If Bancshares terminates Mr. House without “cause” or he terminates his employment for “good reason” during the six (6) months following a change in control, he is entitled to (i) a lump sum cash payment within thirty (30) days following his termination an amount equal to the greater of two (2) times the base salary or two (2) times the Annualized Compensation, as defined in the employment agreement, as reported by Bancshares, and (ii) reimbursement from Bancshares for any premiums paid by Mr. House for COBRA health continuation coverage. For example, if Mr. House was terminated or resigned on or after a change in control that occurred on December 31, 2012, he would have been entitled to a lump sum payment in the amount of $550,000 based on his 2012 base salary of $275,000.

Internal Revenue Code Section 409A imposes significant taxes on an executive officer in the event that he receives deferred compensation that does not satisfy certain statutory and regulatory requirements in accordance with Internal Revenue Code Section 409A. However, it is the intent of Bancshares and First United Security that the amounts payable to Mr. House under the employment agreement comply with or are exempt from Section 409A.

DIRECTOR COMPENSATION

In establishing director compensation, Bancshares considers the significant amount of time that directors expend in fulfilling their duties to Bancshares and the skill level required by Bancshares of members of the Board, as well as the importance of attracting and retaining qualified candidates to serve on the Board.

Fees

Compensation for the non-employee directors of Bancshares is $600 per month for service as directors and $500 per board meeting attended. The Chairperson of the Board receives an additional $750 per month. Non-employee committee members receive $250 per committee meeting attended, and the Chairpersons of the Audit Committee, the Compensation Committee and the Nominating, Executive and Corporate Governance Committee each receive an additional $150 per meeting attended. Directors are reimbursed for reasonable travel expenses incurred in the performance of their duties.

All of the non-employee directors of Bancshares also serve as the directors of First United Security, and they receive $400 per month for this service to First United Security. The non-employee directors of First United Security’s subsidiary, Acceptance Loan Company, Inc. (“ALC”), each receive $250 per meeting attended, with the exception of the Chairperson, who receives an additional $150 per meeting attended. The non-employee members of the Board of Directors of ALC include Bruce N. Wilson, Chairperson, Linda H. Breedlove and Howard M. Whitted. The non-employee directors of First United Security’s subsidiary, FUSB Reinsurance, Inc., receive $250 per meeting attended. The non-employee members of the Board of Directors of FUSB Reinsurance, Inc. are Linda H. Breedlove, Chairperson, William G. Harrison, Jack W. Meigs and Bruce N. Wilson.

Director Retirement Agreements

Bancshares has entered into retirement agreements with all of the non-employee directors of Bancshares, with the exception of Dr. Strickland. Under the terms of each retirement agreement, if a director terminates his or her service as a director with Bancshares or First United Security as a result of his or her resignation, retirement, death or disability or a change in control of Bancshares or First United Security, the director is entitled to an annual benefit for a term of ten years. The amount of the benefit depends on the reason for the director’s termination of service and the number of years served as a director. See “Salary Continuation Agreements and Director Retirement Agreements” beginning on page 23 in this Proxy Statement under “Compensation Discussion and Analysis” for additional information regarding these agreements.

Deferral Plan

Non-employee directors may elect to defer payment of all or any portion of their First United Security Bank director fees under the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan (the “Plan”), and, as of January 1, 2012, all United Security Bancshares, Inc. director fees are deferred under the Plan. The Plan, which was ratified by shareholders at the annual meeting held on May 11, 2004, permits non-employee directors to invest their directors’ fees and to receive the adjusted value of the deferred amounts in cash and/or shares of Bancshares’ common stock. If the deferred amounts are invested in share units, the return is determined as if such funds had been invested in Bancshares’ common stock, and, if the deferred amounts are invested in cash, the return is calculated at an interest rate equal to the 30-Day London Interbank Offered Rate

(LIBOR) plus 75 basis points. Deferred amounts generally are distributed to a director at the termination of such individual’s service as a director of Bancshares, either in a lump sum payment or in annual installment payments.

2012 Director Compensation Table

The following table provides information regarding compensation earned by or paid to Bancshares’ non-employee directors in 2012.

Name(1)	Fees Earned or Paid in Cash(2)	Nonqualified Deferred Compensation(3)	All Other Compensation(4)	Total
Dan R. Barlow(5)	$8,000	—	$45,133	$53,133
Andrew C. Bearden, Jr.	$24,900	$16,567	—	$41,467
Linda H. Breedlove	$19,250	$16,723	—	$35,973
Gerald P. Corgill	$25,000	$3,965	—	$28,965
John C. Gordon	$25,750	$3,102	—	$28,852
William G. Harrison	$22,250	$11,490	—	$33,740
Hardie B. Kimbrough	$32,500	$3,248	—	$35,748
J. Lee McPhearson	$24,650	$5,528	$1,097	$31,275
Jack W. Meigs	$20,000	$3,039	$1,125	$24,164
Howard M. Whitted	$23,500	$13,805	$2,960	$40,265
Bruce N. Wilson	$19,250	$4,301	—	$23,551

(1)

Because Dr. Strickland was elected to the Board of Directors in February 2013, he received no director compensation in 2012. Although Mr. House serves on the Board of Directors in addition to his service as President and Chief Executive Officer of Bancshares and First United Security, he currently receives no additional fees for his service on the Board.

(2)	As of January 1, 2012, all directors defer their Bancshares director fees pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan.

(3)	This column represents the change in the present value of a director’s accumulated benefit under his or her director retirement agreement.

(4)

This column reflects reimbursements for mileage and related expenses paid to certain directors. Directors who must travel outside their county of residence to attend any meeting are reimbursed for mileage. For Mr. Barlow, this column includes amounts paid to him under his salary continuation agreement and his director retirement agreement. While serving as an executive officer of Bancshares and First United Security, Mr. Barlow entered into a salary continuation agreement under which he is entitled to receive an annual benefit in the amount of $36,000 that will be paid for fifteen years. The payments began in 2007 after Mr. Barlow reached age 65 and terminated employment with Bancshares and First United Security. Also, pursuant to his director retirement agreement, beginning in June 2012 following his retirement from the Board of Directors, Mr. Barlow is entitled to receive an annual benefit in the amount of approximately $15,657 that will be paid for ten years.

(5)	Mr. Barlow served on the Board of Directors until the conclusion of the 2012 Annual Meeting of Shareholders but did not stand for re-election to the Board at that meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of J. Lee McPhearson, Chairperson, Linda H. Breedlove, Gerald P. Corgill, John C. Gordon and Howard M. Whitted. Pursuant to the Compensation Committee’s charter, Mr. House, Chief Executive Officer and President of Bancshares, is permitted to be present at meetings during which executive compensation other than for himself is under review and consideration. No member of the Compensation Committee during 2012 was an executive officer of another company with a board of directors that has a comparable committee on which one of our executive officers serves.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 19, 2013, no person was known to management to be the beneficial owner of more than 5% of Bancshares’ outstanding common stock. The following table sets forth the number and percentage of outstanding shares of Bancshares’ common stock beneficially owned as of March 19, 2013, by (i) the Named Executive Officers; (ii) each director and director-nominee of Bancshares; and (iii) all current executive officers and directors of Bancshares as a group.

NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)	PERCENT OF CLASS
Andrew C. Bearden, Jr.(2)	9,301	*
Linda H. Breedlove(3)	8,312	*
Gerald P. Corgill(4)	154,339	2.55%
John C. Gordon(5)	161,012	2.66%
William G. Harrison(6)	56,567	*
James F. House	20,000	*
Hardie B. Kimbrough(7)	65,779	1.09%
J. Lee McPhearson(8)	7,503	*
Jack W. Meigs(9)	2,709	*
William C. Mitchell(10)	4,193	*
Robert Steen(11)	14,151	*
A. J. Strickland	500
Howard M. Whitted(12)	14,798	*
Bruce N. Wilson(13)	11,792	*
All current directors and executive officers as a group (20 persons)	578,825	9.58%

*	Represents less than 1% of the outstanding shares.

(1)

Unless otherwise indicated, the named person has sole voting and sole investment power for the shares indicated. “Percent of class” is based on 6,041,792 shares of Bancshares’ common stock outstanding as of March 19, 2013 and 29,835 shares of common stock equivalents held in the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan that may be acquired by certain directors within 60 days of March 19, 2013. For each individual included in the table above, “Percent of Class” is calculated by dividing the number of shares beneficially owned by such person by the sum of (i) 6,041,792 shares of common stock outstanding as of March 19, 2013 and (ii) the number of additional shares of common stock that such person has the right to acquire within 60 days of March 19, 2013, if any. For “All current directors and executive officers as a group,” “Percent of Class” is calculated by dividing the total number of shares beneficially owned by all 20 persons by the sum of (i) the total number of shares outstanding as of March 19, 2013 and (ii) the total number of shares that the members of the group have the right to acquire within 60 days of March 19, 2013. The percentages in this table have been rounded to the nearest hundredth. Bancshares currently has 10,000,000 shares of common stock, par value $0.01 per share, authorized for issuance.

(2)

Includes 528 shares owned by Mr. Bearden’s spouse, with respect to which Mr. Bearden disclaims beneficial ownership. Also includes 873 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Bearden may acquire beneficial ownership within 60 days.

(3)

Includes 1,314 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Ms. Breedlove may acquire beneficial ownership within 60 days.

(4)	Includes 103,572 shares owned by Mr. Corgill’s spouse, with respect to which Mr. Corgill disclaims beneficial ownership. Also includes 4,124 shares owned by Dozier Hardware Company, Inc., of which

Mr. Corgill is President, 4,240 shares owned by the Dozier Hardware Company, Inc. Profit Sharing Plan & Trust and 2,403 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Corgill may acquire beneficial ownership within 60 days.

(5)

Includes 10,560 shares held jointly with Mr. Gordon’s spouse. Also includes 5,399 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Gordon may acquire beneficial ownership within 60 days.

(6)

Includes 264 shares held jointly with Mr. Harrison’s spouse. Also includes 481 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Harrison may acquire beneficial ownership within 60 days.

(7)

Includes 280 shares held jointly with Mr. Kimbrough’s spouse. Also includes 29,994 shares owned by Mr. Kimbrough’s spouse, with respect to which Mr. Kimbrough disclaims beneficial ownership. Also includes 4,219 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Kimbrough may acquire beneficial ownership within 60 days.

(8)

Includes 2,403 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. McPhearson may acquire beneficial ownership within 60 days.

(9)

Includes 1,814 shares held jointly with Mr. Meigs’ wife. Also includes 250 shares owned by Mr. Meigs’ two sons, with Mr. Meigs as custodian under the Uniform Gifts to Minors Act of Alabama, and 445 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Meigs may acquire beneficial ownership within 60 days.

(10)	Shares are held in the 401(k) Plan.

(11)	Includes 9,966 shares held in the 401(k) Plan. Also includes 4,185 shares held jointly with Mr. Steen’s spouse.

(12)

Includes 11,198 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Whitted may acquire beneficial ownership within 60 days.

(13)

Includes 544 shares held jointly with Mr. Wilson’s spouse. Also includes 200 shares owned by Mr. Wilson’s two children, with Mr. Wilson as custodian under the Uniform Gifts to Minors Act of Alabama. Also includes 1,100 shares of common stock equivalents held pursuant to the United Security Bancshares, Inc. Non-Employee Directors’ Deferred Compensation Plan, with respect to which Mr. Wilson may acquire beneficial ownership within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors and executive officers of Bancshares and persons who own more than 10% of a registered class of Bancshares’ equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of Bancshares. Directors, executive officers and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish Bancshares with copies of all Section 16(a) reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to Bancshares and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) reports applicable to Bancshares’ directors, executive officers and greater than 10% beneficial owners were timely filed.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of five directors who are independent directors as defined under the applicable Nasdaq listing rules and the Securities and Exchange Commission rules currently in effect.

The Audit Committee hereby submits the following report:

•	We have reviewed and discussed with management Bancshares’ audited financial statements as of, and for, the year ended December 31, 2012.

•

We have discussed with the independent auditors, Carr, Riggs & Ingram, LLC, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•

We have received the written disclosures and the letter from the independent auditors, Carr, Riggs & Ingram, LLC, required by applicable requirements of the Public Company Accounting Oversight Board regarding Carr, Riggs & Ingram, LLC’s communications with the audit committee concerning independence and have discussed with Carr, Riggs & Ingram, LLC its independence. We concluded that the provision of non-financial audit services was compatible with Carr, Riggs & Ingram, LLC’s independence in performing financial audit services.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements be included in Bancshares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

It should be noted that management is responsible for Bancshares’ financial reporting process, including its system of internal controls, and the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Bancshares’ independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review this process. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

This report furnished by the Audit Committee:

Andrew C. Bearden, Jr., Chairperson

William G. Harrison

Hardie B. Kimbrough

Jack W. Meigs

A. J. Strickland, III

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At the direction of the Audit Committee, the ratification of the appointment of Carr, Riggs & Ingram, LLC (“Carr, Riggs”) as Bancshares’ independent registered public accountants for the year ending December 31, 2013 is being presented to the shareholders for approval at the Annual Meeting. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Carr, Riggs to our shareholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Bancshares and our shareholders.

General

The Audit Committee has approved the engagement of Carr, Riggs as Bancshares’ independent registered public accountants for the year ending December 31, 2013. Carr, Riggs has served as Bancshares’ principal accountants since August 13, 2008.

A representative from Carr, Riggs is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Audit Committee of the Board of Directors has adopted policies and procedures for the pre-approval of audit and permissible non-audit services performed by the independent auditor. Pursuant to these policies and procedures, the Audit Committee generally is required to pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, the service will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. On an annual basis, the Audit Committee may pre-approve specific services that are expected to be provided to Bancshares by the independent auditor during the following twelve months.

Audit and Other Service Fees

The following table sets forth the aggregate fees billed to Bancshares for the audit and other services provided by Carr, Riggs for 2012 and 2011.

	2012	2011
Audit Fees	$253,072	$246,822
Audit-Related Fees	$24,700	$23,600
Tax Fees	$33,000	$22,000
All Other Fees	$8,345	—

Audit Fees

Audit fees were for professional services rendered relating to the audit of Bancshares’ annual financial statements and the review of financial statements included in Bancshares’ Forms 10-Q.

Audit-Related Fees

Audit-related fees were for professional services rendered that are reasonably related to the performance of the audit or review of Bancshares’ financial statements and are not reported under “Audit Fees.” These fees represent the aggregate fees billed for services relating to employee benefit plan audits. All of these services were pre-approved by the Audit Committee.

Tax Fees

Tax fees represent the fees billed for services relating to tax compliance, tax advice and tax planning. All of these services were pre-approved by the Audit Committee.

All Other Fees

All Other Fees represents fees billed for services in 2012 related to Bancshares’ response to a comment letter received from the Securities and Exchange Commission. All of these services were pre-approved by the Audit Committee.

Vote Required; Board Recommendation

The affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote on this matter is needed to ratify the appointment of Carr, Riggs as Bancshares’ independent registered public accountants for the year ending December 31, 2013. Unless instructed to the contrary, the shares represented by proxy will be voted FOR this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CARR, RIGGS AS BANCSHARES’ INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2013.

PROPOSAL 4

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that companies provide shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of their named executives officers in accordance with the compensation disclosure rules of the Securities and Exchange Commission. We intend to hold such an advisory vote on the compensation of our Named Executive Officers, commonly known as a “say-on-pay” vote, each year in connection with our annual meeting of shareholders until the next vote on the frequency of the “say-on-pay” vote or until our Board of Directors otherwise determines that a different frequency for this advisory vote is in the best interests of our shareholders. The next advisory vote on the frequency of “say-on-pay” votes will occur no later than 2017.

As described in detail under the heading “Compensation Discussion and Analysis,” we believe that the compensation of our executive officers should link rewards to business results and shareholders’ returns. We believe that our compensation program should attract, retain and motivate the executive officers necessary for our current and long-term success and should provide the executive officers with a stake in the future of Bancshares that corresponds to the stake of each of our shareholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The vote is advisory, which means that the vote is not binding on Bancshares, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent that there is any significant vote against our Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

The affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote on this matter is required for the adoption of this Proposal, the results of which will be non-binding and advisory in nature.

Accordingly, pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that Bancshares’ shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in Bancshares’ Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosure.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

If any shareholder wishes to present a proposal to be included in the proxy materials for Bancshares’ 2014 Annual Meeting of Shareholders, the shareholder must comply with applicable securities regulations, including providing adequate notice to Bancshares. Such proposals must be received at Bancshares’ executive offices on or before December 4, 2013 in order to be considered for inclusion in Bancshares’ proxy materials relating to such meeting.

A shareholder must notify Bancshares before February 17, 2014 of a proposal for the 2014 Annual Meeting of Shareholders that the shareholder intends to present other than by inclusion in Bancshares’ proxy materials. If Bancshares does not receive such notice prior to February 17, 2014, proxies solicited by the Board of Directors of Bancshares will be deemed to have conferred discretionary authority to vote upon any such matter.

Any proposal must be submitted in writing, by certified mail-return receipt requested, to the following address:

Beverly J. Dozier, Secretary

United Security Bancshares, Inc.

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

OTHER MATTERS

We do not know of any matters to be presented for action at the Annual Meeting other than those set forth in the notice of the Annual Meeting and discussed in this Proxy Statement.

Bancshares will furnish to shareholders without charge, upon written request, a copy of Bancshares’ Annual Report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the Securities and Exchange Commission for the year ended December 31, 2012. Copies of the exhibits to the Form 10-K also will be available upon request. Requests should be made to:

Beverly J. Dozier, Secretary

United Security Bancshares, Inc.

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

Please complete, sign and date the enclosed proxy card and send it promptly by mail in the envelope provided for this purpose, or vote your shares via the Internet or by telephone using the instructions provided in this Proxy Statement and on your proxy card. The proxy may be revoked by voting in person at the Annual Meeting, by signing and delivering a later-dated proxy card, by giving written notice of revocation to the Secretary of Bancshares or by a later vote via the Internet or by telephone at any time prior to the voting thereof.

APPENDIX A

UNITED SECURITY BANCSHARES, INC.

2013 INCENTIVE PLAN

Effective March 22, 2013

UNITED SECURITY BANCSHARES, INC.

2013 INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1 General Purpose. The name of the Plan is the United Security Bancshares, Inc. 2013 Incentive Plan. The purposes of the Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards and (e) Performance Compensation Awards.

2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company; provided, that the entity is one with respect to which Common Stock will qualify as “service recipient stock” under Section 409A of the Code.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state banking and securities laws, the Code, the rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any other jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Cause” means:

With respect to any Employee or Consultant: (a) if the employee is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the

Company or an Affiliate; (iv) material violation of state or federal banking or securities laws; or (v) conduct that results in the suspension or removal of the employee from his position as an officer, director or employee of the Company or any Affiliate pursuant to an order or requirement by any regulatory agency with authority or jurisdiction over the Company or any such Affiliate.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross conduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) wilful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means: (a) one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock and acquires additional stock; (b) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing thirty percent (30%) or more of the total voting power of the stock of such corporation; (c) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or (d) one person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company before such acquisition.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means United Security Bancshares, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service; provided, however, that there is no interruption or termination of the Participant’s Continuous Service; provided further, that, if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with a “separation from service,” as defined under Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

“Director” means a member of the Board or the board of directors of any Affiliate.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, that for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates; provided, however, that, if any Award is subject to Section 409A of the Code, Disability shall only be given effect to the extent consistent with a “disability,” as defined under Section 409A of the Code.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Dividend Equivalents” has the meaning set forth in Section 7.2(b)(ii).

“Effective Date” shall mean the date as of which the Plan is adopted by the Board, subject to approval by the Company’s shareholders at the 2013 Annual Meeting of Shareholders.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, however, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee in accordance with Section 409A of the Code, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.3(d)(iv) of the Plan; provided, that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.3 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company). With respect to the establishment of the Performance Goal(s) for Covered Employees, the Performance Criteria shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; and (u) completion of acquisitions or business expansion. For all other Participants, the Performance Criteria shall include such other or different criteria as the Committee may deem appropriate.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria that it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; and (h) a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time, not less than one fiscal quarter, in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Permitted Transferee” means, unless otherwise authorized by the Committee (or the Board, as the case may be) in an Award Agreement, a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than fifty percent (50%) of the voting interests.

“Plan” means this United Security Bancshares, Inc. 2013 Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2.

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Unit” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Vested Unit” has the meaning set forth in Section 7.2(e).

3.	Administration.

3.1 Authority of the Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee (or the Board, as the case may be) shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) to select, subject to the limitations set forth in the Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock, if any, to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Nonqualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that, if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences that may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations that it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, including cash buyouts, cancellations, substitutions and exchanges; provided, however, that, if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee (or the Board, as the case may be) pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee, or if no committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers that the Committee is authorized to exercise (and references in the Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, (i) if the Board intends to satisfy the exemption requirements of Rule 16b-3 with respect to Awards to any insider subject to Section 16 of the Exchange Act that are to be approved by the Committee rather than the Board, then the Committee shall be composed solely of a compensation committee of the Board that consists solely of two or more Non-Employee Directors, and (ii) if the Board intends to satisfy the exemption requirements of Section 162(m) of the Code with respect to Awards to any Covered Employee, then the Committee shall be a compensation committee of the Board that consists solely of two or more Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code; or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to

Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that, within sixty (60) days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 600,000 shares of Common Stock shall be available for the grant of Awards under the Plan, all of which may, in the Committee’s discretion, be granted as Incentive Stock Options. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 30,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 30,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.3.

4.4 Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.4 shall be added back as one share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein, shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option; (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation; or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.5 If required by the Sarbanes-Oxley Act of 2002 and/or by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, each Participant’s Award shall be conditioned on repayment or forfeiture in accordance with law. In addition, the Committee may establish such conditions for repayment or forfeiture of Awards as the Committee or the Board may adopt by policy for the Company or any Affiliate and in accordance with any requirements of state or federal banking and securities laws and regulatory agencies.

5.	Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five (5) years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time, or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date. The term of a Nonqualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, that no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonqualified Stock Option. The Option Exercise Price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) through a “cashless” exercise program established with a broker; (iii) by a reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system), an exercise by an Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under the Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee, to the extent provided in the Award Agreement. If the Nonqualified Stock Option does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and, therefore, become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions at the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement, the terms of which have been approved by the Committee, in the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided, however, that, if the termination of Continuous Service is for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

6.13 Forfeiture by Order of Regulatory Agency. If the Company’s or any of its financial institution subsidiaries’ capital falls below the minimum requirements contained in 12 C.F.R. 3 (Minimum Capital Ratios; Issuances of Directives) or below a higher requirement as determined by the Company’s or such subsidiary’s primary bank regulatory agency, such agency may direct the Company to require Participants to exercise or forfeit some or all of their Options. All Options granted under the Plan are subject to the terms of any such directive.

7.	Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements. Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, that no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and, therefore, become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions at the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof, and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Restricted Awards.

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit (in any event, no later than sixty (60) days following the date on which such settlement occurs) and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period (in any event, no later than sixty (60) days following the expiration of the Restricted Period) with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Compensation Awards.

(a) General.

(i) The Committee shall have the authority, at the time of grant of any Award described in the Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(ii) In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b) Eligibility. The Committee will, in its sole discretion, designate within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.3. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period, and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such

Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3(c) and record the same in writing.

(d) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period. A Participant shall not be entitled to receive dividends on any unearned Performance Compensation Award.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.3(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.3(d)(vi) of the Plan.

(v) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants within sixty (60) days following the end of the Performance Period unless otherwise provided in an Award Agreement.

(vi) Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 30,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.3(a) shall be $500,000.

8. Compliance With Applicable Laws. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal banking and securities laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Common Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate the employment of an Employee with or without notice and with or without Cause pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award (provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law); or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction (such as any recapitalization, reorganization, merger, consolidation, combination or exchange) or other relevant change in capitalization occurring after the Grant Date of any Award,

Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.3(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards, to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code, and, in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder, and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to one hundred percent (100%) of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date on which the Change in Control occurs shall end on the date of such change, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee. The payment of such partial or full Award shall take place no later than sixty (60) days following the date on which such Change in Control occurs.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten (10) days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.	Amendment of the Plan and Awards.

13.1 Amendment of the Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent that shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.	General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Clawback. Notwithstanding any other provisions in the Plan, any Award that is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.5 Deferral of Awards. Subject to the requirements of Section 409A of the Code, the Committee may establish one or more programs to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria or other event that, absent the election, would entitle he Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7 Delivery. Upon exercise of a right granted under the Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of the Plan, thirty (30) days shall be considered a reasonable period of time.

14.8 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.10 Section 409A of the Code. The Plan is intended for Awards to be exempt from or comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period,” as defined in Section 409A of the Code, shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code, and neither the Company nor the Committee shall have any liability to any Participant for such excise tax or penalty.

14.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12 Section 16 of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision, to the extent possible, shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13 Section 162(m) of the Code. To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent that it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If no valid beneficiary designation form is on file with the Company at the time of a Participant’s death, the default beneficiary of such Participant shall be the Participant’s spouse, if any, then to any children equally, per stirpes.

14.15 Expenses. The costs of administering the Plan shall be paid by the Company.

14.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby.

14.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

14.19 Effective Date of the Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

14.20 Termination or Suspension of the Plan. The Plan shall terminate automatically on March 22, 2023. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.3 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s shareholders at the first shareholder meeting that occurs in the fifth (5th) year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.3 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

14.21 Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

* * * * *

As adopted by the Board of Directors of United Security Bancshares, Inc. on March 22, 2013.

As approved by the shareholders of United Security Bancshares, Inc. on                             .

REVOCABLE PROXY
UNITED SECURITY BANCSHARES, INC.

Annual Meeting Materials are available at:
http://www.cfpproxy.com/4328.

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1.	By Internet; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Mail.
To Vote by Internet:
Go to http://www.rtcoproxy.com/usbi anytime prior to 2:00 a.m. Central Daylight Time, May 16, 2013.
To Vote by Telephone:
Call 1-855-362-6710 Toll-Free on a Touch-Tone Phone anytime prior to 2:00 a.m. Central Daylight Time, May 16, 2013.
Please note that the last vote received from a shareholder, whether by Internet, by telephone or by mail, will be the vote counted.

Mark here for address change:	☐

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

The Board of Directors recommends a vote FOR all nominees.
					For	With- hold	For All Except
1.	The election of all of the nominees listed below to serve as directors until the 2014 Annual Meeting of Shareholders or until their successors shall be elected and qualified.				☐	☐	☐

Nominees:		(04)	John C. Gordon	(08)	Jack W. Meigs
(01)	Andrew C. Bearden, Jr.	(05)	William G. Harrison	(09)	A.J. Strickland, III
(02)	Linda H. Breedlove	(06)	James F. House	(10)	Howard M. Whitted
(03)	Gerald P. Corgill	(07)	J. Lee McPhearson	(11)	Bruce N. Wilson

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT,” AND WRITE THAT NOMINEE’S NAME OR NUMBER IN THE SPACE PROVIDED BELOW.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

The Board of Directors recommends a vote FOR the approval of the 2013 Incentive Plan.
		For	Against	Abstain
2.	The approval of Bancshares’ 2013 Incentive Plan.	☐	☐	☐
The Board of Directors recommends a vote FOR the ratification of independent registered public accountants.
		For	Against	Abstain
3.	The ratification of the appointment of Carr, Riggs & Ingram, LLC as independent registered public accountants for the year ending December 31, 2013.	☐	☐	☐
The Board of Directors recommends a vote FOR the advisory approval of Bancshares’ executive compensation.
		For	Against	Abstain
4.	The advisory approval of Bancshares’ executive compensation.	☐	☐	☐
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

UNITED SECURITY BANCSHARES, INC. — ANNUAL MEETING, MAY 16, 2013

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available online at:

http://www.cfpproxy.com/4328.

You can vote in one of three ways:

1.	Via the Internet at http://www.rtcoproxy.com/usbi and follow the instructions.

or

2.	Call toll free 1-855-362-6710 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

3.	Mark, date and sign your proxy card, and return it promptly in the enclosed postage-paid envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

UNITED SECURITY BANCSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2013

2:00 p.m. Central Daylight Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Hardie B. Kimbrough and James F. House, and each of them, as proxies for the undersigned, or such other persons as the Board of Directors of United Security Bancshares, Inc. (“Bancshares”) may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of Common Stock of Bancshares that the undersigned is entitled to vote at the 2013 Annual Meeting of Shareholders of Bancshares to be held on May 16, 2013 and at any and all adjournments or postponements thereof.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY INTERNET, TELEPHONE OR

COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

4328

REVOCABLE PROXY UNITED SECURITY BANCSHARES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 16, 2013.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/4328.

SOLICITED BY THE BOARD OF DIRECTORS UNITED SECURITY BANCSHARES, INC. ANNUAL MEETING OF SHAREHOLDERS May 16, 2013

The undersigned hereby appoints Hardie B. Kimbrough and James F. House, and each of them, as proxies for the undersigned, or such other persons as the Board of Directors of United Security Bancshares, Inc. (“Bancshares”) may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of Common Stock of Bancshares that the undersigned is entitled to vote at the 2013 Annual Meeting of Shareholders of Bancshares to be held on May 16, 2013 and at any and all adjournments or postponements thereof.

Mark here for address change: ☐

Comments:

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

The Board of Directors recommends a vote FOR all nominees.
		For	With- hold	For All Except
1.	The election of all of the nominees listed below to serve as directors until the 2014 Annual Meeting of Shareholders or until their successors shall be elected and qualified.	☐	☐	☐

Nominees:	(04) John C. Gordon	(08) Jack W. Meigs
(01) Andrew C. Bearden, Jr.	(05) William G. Harrison	(09) A.J. Strickland, III
(02) Linda H. Breedlove	(06) James F. House	(10) Howard M. Whitted
(03) Gerald P. Corgill	(07) J. Lee McPhearson	(11) Bruce N. Wilson

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT,” AND WRITE THAT NOMINEE’S NAME OR NUMBER IN THE SPACE PROVIDED BELOW.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

The Board of Directors recommends a vote FOR the approval of the 2013 Incentive Plan.
		For	Against	Abstain
2.	The approval of Bancshares’ 2013 Incentive Plan.	☐	☐	☐
The Board of Directors recommends a vote FOR the ratification of independent registered public accountants.
		For	Against	Abstain
3.	The ratification of the appointment of Carr, Riggs & Ingram, LLC as independent registered public accountants for the year ending December 31, 2013.	☐	☐	☐
The Board of Directors recommends a vote FOR the advisory approval of Bancshares’ executive compensation.
		For	Against	Abstain
4.	The advisory approval of Bancshares’ executive compensation.	☐	☐	☐
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

4328